Fees Summary	Dec. 29, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 45,760,231.44
Previously Paid Amount	0
Total Fee Amount	6,319.49
Total Offset Amount	0
Net Fee	$ 6,319.49